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 [LETTERHEAD APPEARS HERE]
                                                                   EXHIBIT 99.13
                                                             [LOGO APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-3

                _______________________________________________

                  Monthly Period:                                 06/01/96 to
                                                                  06/30/96
                  Distribution Date:                              07/15/96
                  Transfer Date:                                  07/12/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 ("the Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (The "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Fist USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a" Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------
        1.  The total amount of the distribution to
            Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                         Class A                                    $4.35555555
                         Class B                                     4.48777785
                         Collateral Inv. Amt.                        4.86111114
                                                          ----------------------
                         Total (weighted avg.)                      $4.41723334

        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                         Class A                                    $4.35555555
                         Class B                                    $4.48777785
                         Collateral Inv. Amt.                       $4.86111114
                                                          ----------------------
                         Total (weighted avg.)                      $4.41723334


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1995-3
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                         Class A                                          $0.00
                         Class B                                           0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00

B.      Information Regarding the Performance of the Trust.
        --------------------------------------------------
        1.  Allocation of Principal Receivables.
            -----------------------------------
            The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                         Class A                                 $82,619,614.43
                         Class B                                   6,467,566.59
                         Collateral Inv. Amt.                     10,457,144.49
                                                          ----------------------
                         Total                                   $99,544,325.51
                                                          ======================

        2.  Allocation of Finance Charge Receivables.
            -----------------------------------------
            (a)   The aggregate amount of Allocations of Finance
                  Charge Receivables processed during the Monthly
                  Period which were allocated in respect of the Certificates

                         Class A                                 $10,798,068.35
                         Class B                                     845,631.86
                         Collateral Inv. Amt.                      1,366,020.70
                                                          ----------------------
                         Total                                   $13,009,720.91
                                                          ======================

            (b)   Principal Funding Investment Proceeds
                  (to Class A)                                              N/A
            (c)   Withdrawals from Reserve Account
                  (to Class A)                                              N/A
                                                          ----------------------
                    Class A Available Funds                      $10,798,068.35
                                                          =====================

        3.  Principal Receivables / Investor Percentages
            --------------------------------------------

            (a)   The aggregate amount of Principal
                  Receivables in the Trust as of the
                  last day of the Monthly Period

                                                             $16,366,336,980.20

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                           Series 1995-3
Page 3

            (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
                  Accumulation Period)

                         Class A                                $830,000,000.00
                         Class B                                  65,000,000.00
                         Collateral Inv. Amt.                    105,000,000.00
                                                          ----------------------
                         Total                                $1,000,000,000.00

            (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                         Class A                                          5.071%
                         Class B                                          0.397%
                         Collateral Inv. Amt.                             0.642%
                                                          ----------------------
                         Total                                            6.110%

            (d)   During the Amortization Period: The Invested
                  Amount as of         (the last day of the Revolving
                               -------
                  Period)
                         Class A                                             N/A
                         Class B                                             N/A
                         Collateral Inv. Amt.                                N/A
                                                          ----------------------
                         Total                                               N/A

            (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
                  Receivables set forth in paragraph 3(a) above

                         Class A                                            N/A
                         Class B                                            N/A
                         Collateral Inv. Amt.                               N/A
                                                         ----------------------
                         Total                                              N/A

        4.  Delinquent Balances.
            --------------------
            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

            (a)   35 - 64 days                                  $264,011,748.34
            (b)   65 - 94 days                                  $155,785,965.34
            (c)   95 - 124 days                                 $117,909,543.39
            (d)   125 - 154 days                                $101,756,204.63
            (e)   155 - 184 days                                 $82,509,339.88
            (f)   185 or more days                               $66,191,686.10
                                                          ----------------------
                                          Total                 $788,164,487.68
                                                          ======================

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                           Series 1995-3
Page 4

        5.  Monthly Investor Default Amount.
            -------------------------------
            (a)   The aggregate amount of all defaulted Principal
                  Receivables written off as uncollectible during the Monthly Period allocable to the Invested
                  Amount (the aggregate "Investor Default
                  Amount")

                         Class A                                  $3,474,424.02
                         Class B                                     272,093.45
                         Collateral Inv. Amt.                        439,535.57
                                                          ----------------------
                         Total                                    $4,186,053.04
                                                          ======================

        6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
            ----------------------------------------------------
            (a) The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Collateral Invested Amount

                         Class A                                          $0.00
                         Class B                                           0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00
                                                          ======================

            (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                         Class A                                          $0.00
                         Class B                                           0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00
                                                          ======================

            (c) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                         Class A                                          $0.00
                         Class B                                           0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00
                                                          ======================

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                          Series 1995-3
Page 5


            (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                         Class A                                          $0.00
                         Class B                                           0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00
                                                          ======================

        7.  Investor Servicing Fee.
            ----------------------
            (a)   The amount of the Investor Monthly Servicing Fee
                  payable by the Trust to the Servicer for the
                  Monthly Period
                         Class A                                  $1,037,500.00
                         Class B                                      81,250.00
                         Collateral Inv. Amt.                        131,250.00
                                                          ----------------------
                         Total                                    $1,250,000.00
                                                          ======================

        8.  Reallocated Principal Collections
            ---------------------------------
            The amount of Reallocated Collateral and Class B
            Principal Collections applied in respect of Interest
            Shortfalls, Investor Default Amounts or Investor
            Charge-Offs for the prior month.

                         Class B                                          $0.00
                         Collateral Inv. Amt.                              0.00
                                                          ----------------------
                         Total                                            $0.00
                                                          ======================

        9.  Collateral Invested Amount
            --------------------------
            (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                $105,000,000.00

            (b) The Required Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                $105,000,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1995-3
Page 6


    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                           Class A                                   1.00000000
                           Class B                                   1.00000000
                                                  -----------------------------
                           Total (weighted avg.)                     1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period               10.59%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                      7.68%






C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)   Accumulation Period commencement date                    03/31/98

        (b)   Accumulation Period length (months)                             2

        (c)   Accumulation Period Factor                                   7.74

        (d)   Required Accumulation Factor Number                            11

        (e)   Controlled Accumulation Amount                    $584,018,181.82

        (f)   Minumum Payment Rate (last 12 months)                       9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related Monthly Period from
              Principal Account                                            0.00
        Plus: Interest on Principal Funding Account Balance for
              Related Monthly Period                                N/A
        Less: Withdrawals to Finance Charge Account                 N/A
        Less: Withdrawals to Distribution Account                          0.00
                                                                    -----------
    Ending Balance                                                        $0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1995-3
Page 7


    3.  Accumulation Shortfall
        ----------------------

        The Controlled Deposit Amount for the previous
        Monthly Period                                                     N/A

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                      N/A
                                                               ---------------
        Accumulation Shortfall                                             N/A
                                                               ===============
        Aggregate Accumulation Shortfalls                                  N/A
                                                               ===============

    4.  Principal Funding Investment Shortfall
        --------------------------------------

        Covered Amount                                                     N/A

        Less: Principal Funding Investment Proceeds                        N/A
                                                               ---------------

              Principal Funding Investment Shortfall                       N/A


D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other amount
              designated by Transferor)                                   0.00%

        (b)   Required Reserve Account Amount ($)                         $0.00

        (c)   Required Reserve Account Balance after effect of            $0.00
              any transfers on the Related Transfer Date

        (d)   Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                 $0.00


    2.  Reserve Account Investment Proceeds
        -----------------------------------

            Reserve Account Investment Proceeds transferred to the
            Finance Charge Account on the Related Transfer Date            N/A


        3.  Withdrawals from the Reserve Account
            ------------------------------------

            Total Withdrawals from the Reserve Account transferred
            to the Finance Charge Account on the Related Transfer
            Date (1(d) plus 2 above)                                       N/A

        4.  The Portfolio Adjusted Yield
            ----------------------------

            The Portfolio Adjusted Yield for the related Mthly Period    3.97%

                                       7
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                      FIRST USA BANK
                      as Servicer

                      By: /s/ W. Todd Peterson
                          --------------------
                          W. Todd Peterson
                          Vice President

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